Exhibit 99.1

                 UCFC MANUFACTURED HOUSING CONTRACT PASS-THROUGH
                    CERTIFICATES - PREFUNDING, SERIES 1998-3


As of the subsequent Cut-off Date, in respect of the Subsequent Contracts expected to be sold to the Trust on October 30, 1998: the Contract balances ranged from $9,946.00 to $139,525.34; the average Contract Balance was $46,636.18; the Contract Rates ranged from 6.25% to 14.00% per annum; the weighted average Contract Rate was 8.76% per annum; the original Loan-to-Value Ratios ranged from 19.07% to 97.90%; the weighted average original Loan-to-Value Ratio was 84.42%; the original terms to stated maturity ranged from 60 to 360 months; the weighted average original term to stated maturity was 321 months; the remaining terms to stated maturity ranged from 60 to 360 months; the weighted average remaining term to stated maturity was 316 months; the number of months since origination of the Contracts ranged from 0 to 125 months; the weighted average number of months since origination was 5 months; 91.37% and 8.63% of the Contracts are secured by new and used Manufactured Homes, respectively; 36.80% of the Contracts are Land-and-Home Contracts; 100.00% of the Contracts are secured by Manufactured Homes which are the Obligors' primary residences based on representations at the time of the origination of such Contracts; 26.99% and 73.01% of the Contracts are secured by Manufactured Homes which are single wide and multi wide, respectively.

                 GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

                                               Aggregate           % of Cut-off
                             Number            Principal            Date Pool
                              of               Balance              Principal
State                      Contracts           Outstanding           Balance

Alabama..................     2                $   80,673.16           0.33%
Arizona..................     6                   252,669.12           1.03
Arkansas.................    31                 1,334,384.13           5.42
California...............     2                   114,855.12           0.47
Colorado.................    11                   624,446.47           2.54
Florida..................    38                 2,245,093.04           9.12
Georgia..................    27                 1,414,122.69           5.74
Illinois.................    25                   862,454.50           3.50
Indiana..................    16                   943,288.25           3.83
Iowa.....................    25                   815,982.49           3.31
Kansas...................     8                   397,233.49           1.61
Kentucky.................     3                   174,693.47           0.71
Louisiana................    26                 1,142,329.19           4.64
Maine....................     3                   234,918.80           0.95
Maryland.................     1                    22,204.00           0.09
Michigan.................     5                   243,528.84           0.99
Minnesota................    33                 1,423,251.26           5.78
Mississippi..............    12                   444,162.77           1.80
Missouri.................    14                   912,207.71           3.70
Montana..................     2                    69,601.60           0.28
New Mexico...............    17                   768,734.26           3.12
North Carolina...........    37                 1,648,265.56           6.69
North Dakota.............     2                    95,017.41           0.39
Ohio.....................    12                   567,950.76           2.31
Oklahoma.................    12                   405,423.34           1.65
Oregon...................     1                   105,846.73           0.43
Pennsylvania.............    12                   486,892.92           1.98
South Carolina...........    54                 2,440,063.60           9.91
Tennessee................    14                   848,468.00           3.45
Texas....................    47                 2,029,488.23           8.24
Utah.....................     1                    50,797.67           0.21
Virginia.................     3                   170,495.36           0.69
Washington...............     2                   113,029.72           0.46
West Virginia............    10                   449,280.52           1.82
Wisconsin................    13                   600,490.88           2.44
Wyoming..................     1                    91,558.60           0.37
                           --------           --------------         --------
  Total..................   528               $24,623,903.66         100.00%
                           =====              ==============         ========

                 UCFC MANUFACTURED HOUSING CONTRACT PASS-THROUGH
                    CERTIFICATES - PREFUNDING, SERIES 1998-3


                                             Aggregate             % of Cut-off
                           Number            Principal              Date Pool
Range of Contract            of              Balance                Principal
Amounts                   Contracts         Outstanding              Balance

$ 5,000.01 - 10,000.00....   1             $    9,946.00             0.04%
 10,000.01 - 15,000.00....  12                153,744.02             0.62
 15,000.01 - 20,000.00....  25                439,744.63             1.79
 20,000.01 - 25,000.00....  35                799,445.38             3.25
 25,000.01 - 30,000.00....  49              1,350,754.45             5.49
 30,000.01 - 35,000.00....  54              1,779,203.52             7.23
 35,000.01 - 40,000.00....  62              2,313,901.54             9.40
 40,000.01 - 45,000.00....  46              1,960,010.40             7.96
 45,000.01 - 50,000.00....  47              2,231,005.50             9.06
 50,000.01 - 55,000.00....  47              2,473,819.36            10.05
 55,000.01 - 60,000.00....  35              2,009,825.12             8.16
 60,000.01 - 65,000.00....  26              1,621,764.14             6.59
 65,000.01 - 70,000.00....  17              1,143,264.33             4.64
 70,000.01 - 75,000.00....  17              1,232,891.84             5.01
 75,000.01 - 80,000.00....  12                935,800.37             3.80
 80,000.01 - 85,000.00....   6                486,139.18             1.97
 85,000.01 - 90,000.00....  10                878,743.69             3.57
 90,000.01 - 95,000.00....   9                830,464.62             3.37
 95,000.01 - 100,000.00...   2                195,082.65             0.79
100,000.01 - 105,000.00...   5                510,645.26             2.07
105,000.01 - 110,000.00...   6                649,325.04             2.64
110,000.01 - 115,000.00...   1                111,787.53             0.45
115,000.01 - 120,000.00...   1                117,515.45             0.48
120,000.01 - 125,000.00...   1                121,733.50             0.49
130,000.01 - 135,000.00...   1                127,820.80             0.52
135,000.01 - 140,000.00...   1                139,525.34             0.57
                           -------        --------------           --------
  Total..................  528            $24,623,903.66           100.00%
                           ======         ==============           ======

                  DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS


Range of                                    Aggregate           % of Cut-off
Original                     Number         Principal             Date Pool
Loan-to Value                 of            Balance               Principal
Ratios                     Contracts        Outstanding           Balance

15.01 - 20.00%........          1          $   10,076.00            0.04%
20.01 - 40.00.........          3              46,385.42            0.19
40.01 - 45.00.........          1              26,500.00            0.11
45.01 - 50.00.........          2              63,004.75            0.26
50.01 - 55.00.........         10             264,816.60            1.08
55.01 - 60.00.........          6             165,594.48            0.67
60.01 - 65.00.........          7             318,635.93            1.29
65.01 - 70.00.........         20             796,847.63            3.24
70.01 - 75.00.........         31           1,481,034.98            6.01
75.01 - 80.00.........         63           2,674,360.74           10.86
80.01 - 85.00.........         91           4,036,977.58           16.39
85.01 - 90.00.........        179           8,551,242.79           34.73
90.01 - 95.00.........        112           5,981,146.09           24.29
95.01 - 100.00........          2             207,280.67            0.84
                            -------       --------------         --------
   Totals:............        528         $24,623,903.66         100.00%
                             =======      ==============         ========

                 UCFC MANUFACTURED HOUSING CONTRACT PASS-THROUGH
                    CERTIFICATES - PREFUNDING, SERIES 1998-3

                                 CONTRACT RATES

                            Number          Aggregate           % of Cut-off
Ranges of                    of             Principal            Date Pool
Contract Rates             Contracts     Balance Outstanding   Principal Balance

 6.01 - 6.50%....             4            $  367,795.93             1.49%
 6.51 - 7.00.....            50             3,925,837.93            15.94
 7.01 - 7.50.....            26             1,444,597.70             5.87
 7.51 - 8.00.....            92             5,243,737.28            21.30
 8.01 - 8.50.....            35             1,695,252.69             6.88
 8.51 - 9.00.....            64             3,181,360.96            12.92
 9.01 - 9.50.....            38             1,688,590.27             6.86
 9.51 - 10.00....            58             2,459,772.09             9.99
10.01 - 10.50....            36             1,102,173.05             4.48
10.51 - 11.00....            61             1,902,878.32             7.73
11.01 - 11.50....            16               532,514.73             2.16
11.51 - 12.00....            18               415,129.79             1.69
12.01 - 12.50....            21               457,902.10             1.86
12.51 - 13.00....             6               119,685.93             0.49
13.01 - 13.50....             2                65,659.06             0.27
13.51 - 14.00....             1                21,015.83             0.09
                           -------         --------------          --------
   Totals:.......           528           $24,623,903.66           100.00%
                           =======         ==============          ========

                           REMAINING TERMS TO MATURITY

                           Number      Aggregate Principal       % of Cut-off
Range of Remaining          of            Balance                 Date Pool
Months to Maturity       Contracts      Outstanding           Principal Balance

 60 or less......           1          $   10,135.14                 0.04%
 73 -  84........          10             159,211.62                 0.65
109 - 120........          12             210,371.64                 0.85
121 - 180........          42           1,090,082.05                 4.43
181 - 228........           3             153,000.46                 0.62
229 - 240........          97           3,130,488.09                12.71
241 - 288........           7             351,528.97                 1.43
289 - 300........         109           4,359,184.66                17.70
301 - 334........          11             923,897.80                 3.75
337 - 348........          21           1,355,427.46                 5.50
349 - 360........         215          12,880,575.77                52.31
                         -----        --------------              --------
  Totals:........         528         $24,623,903.66               100.00%
                         =====        ==============              ========

                 UCFC MANUFACTURED HOUSING CONTRACT PASS-THROUGH
                    CERTIFICATES - PREFUNDING, SERIES 1998-3

                           ORIGINAL TERMS TO MATURITY

                            Number          Aggregate            % of Cut-off
Range of Original            of             Principal Balance     Date Pool
Months to Maturity         Contracts        Outstanding        Principal Balance

 60 or less.......           1             $   10,135.14              0.04%
 73 -  84.........          10                159,211.62              0.65
109 - 120.........          12                210,371.64              0.85
121 - 144.........           5                124,057.43              0.50
145 - 180.........          37                966,024.62              3.92
181 - 240.........          99              3,236,269.77             13.14
241 - 300.........         114              4,571,584.44             18.57
301 - 360.........         250             15,346,249.00             62.32
                         -----            --------------           ---------
   Totals:........         528            $24,623,903.66            100.00%
                         =====            ==============           =========


                    DISTRIBUTION OF CONTRACT AGES (IN MONTHS)

                           Number           Aggregate             % of Cut-off
Range of                    of              Principal Balance       Date Pool
Contract Ages            Contracts          Outstanding        Principal Balance

0 -   6 months....          442             $18,926,336.47           76.86%
7 -  12...........           49               3,193,025.11           12.97
13 - 18...........           10                 605,061.17            2.46
19 - 24...........           12                 751,202.68            3.05
25 - 30...........            6                 493,507.63            2.00
31 - 36...........            1                 111,787.53            0.45
37 - 42...........            3                 227,335.44            0.92
43 - 54...........            1                  60,333.13            0.25
55 - 60...........            1                  68,966.53            0.28
85 - and above....            3                 186,347.97            0.76
                          -------           ----------------        -------
   Totals:........          528             $24,623,903.66          100.00%
                          =====             ================        =======